    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 7, 1999.


                                                      REGISTRATION NO. 333-88569

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------

                                AMENDMENT NO. 1


                                       TO


                                    FORM S-4
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                            ------------------------

                            PRESLEY MERGER SUB, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                            ------------------------

                 DELAWARE                                     1531                                    33-0864902
     (STATE OR OTHER JURISDICTION OF              (PRIMARY STANDARD INDUSTRIAL                     (I.R.S. EMPLOYER
      INCORPORATION OR ORGANIZATION)              CLASSIFICATION CODE NUMBER)                    IDENTIFICATION NO.)

                               19 CORPORATE PLAZA
                            NEWPORT BEACH, CA 92660
                                 (949) 640-6400
    (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                  OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                            ------------------------

                                 WADE H. CABLE
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                               19 CORPORATE PLAZA
                            NEWPORT BEACH, CA 92660
                                 (949) 640-6400
    (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA
                          CODE, OF AGENT FOR SERVICE)

                            ------------------------

                                    COPY TO:

               NANCY M. HARLAN, ESQ.                              KEITH PAUL BISHOP, ESQ.
               THE PRESLEY COMPANIES                                IRELL & MANELLA LLP
                19 CORPORATE PLAZA                          840 NEWPORT CENTER DRIVE, SUITE 400
              NEWPORT BEACH, CA 92660                             NEWPORT BEACH, CA 92660
                  (949) 640-6400                                      (949) 760-0991

                            ------------------------

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: Upon consummation of the Merger described herein.

     If the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box: [ ]

     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
------------------------ .

     If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
------------------------ .
                            ------------------------

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

================================================================================

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 20.  INDEMNIFICATION OF DIRECTORS AND OFFICERS

     The Merger Sub Bylaws will provide that Merger Sub shall indemnify and advance expenses to any person to the fullest extent permitted by the General Corporation Law of the State of Delaware (the "Delaware Corporate Law"), whenever they are defendants or threatened to be made defendants in any legal or administrative proceeding by reason of the fact that such person is or was a director or officer of Merger Sub or is or was serving at the request of Merger Sub as a director, officer, employee or agent of another entity. Section 145 of the Delaware Corporate Law provides that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if such person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had not reasonable cause to believe was unlawful. A similar standard of care is applicable in the case of derivative actions, except that indemnification only extends to expenses (including attorneys' fees) incurred in connection with defense or settlement of such an action and then, where the person is adjudged to be liable to the corporation, only if and to the extent that the Court of Chancery of the State of Delaware or the court in which such action was brought determines that such person is fairly and reasonably entitled to such indemnity and then only for such expenses as the court shall deem proper.

     Presley and Merger Sub have entered into Indemnity Agreements with their directors and officers contractually obligating Presley and Merger Sub to provide indemnification rights substantially similar to those described above.

     Merger Sub is empowered by Section 102(b)(7) of the Delaware Corporate Law to include a provision in its Certificate of Incorporation that limits a director's liability to Merger Sub or its stockholders for monetary damages for breaches of his or her fiduciary duty as a director. The Merger Sub Certificate of Incorporation will state that directors shall not be liable for monetary damages for breaches of their fiduciary duty to the fullest extent permitted by the Delaware Corporate Law.

     Presley maintains (and after the Merger, Merger Sub plans to maintain) directors' and officers' insurance for certain expenses and losses for which indemnification is permitted by the Delaware Corporate Law and Presley Bylaws, including liabilities under the securities laws.

     Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceedings) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 21.  EXHIBITS AND FINANCIAL STATEMENT SCHEDULES


  2.1**    Certificate of Ownership and Merger (included as Appendix A to the Proxy Statement/Prospectus)
  3.1**    Certificate of Incorporation of the Registrant to be in
           effect immediately prior to the Merger (included as Appendix
           B to the Proxy Statement/Prospectus)
  3.2**    Bylaws of the Registrant to be in effect immediately prior to the Merger (included as Appendix C to the Proxy
           Statement/Prospectus)
  4.1**    Specimen of Presley Merger Sub, Inc. Common Stock
           Certificate
  5.1**    Opinion of Irell & Manella LLP, counsel to the Registrant in connection with the Merger
   8.1     Opinion of Irell & Manella LLP, tax counsel to the
           Registrant in connection with the Merger
 10.1**    Form of Indemnity Agreement
 10.2**    Purchase Agreement and Escrow Instructions among The Presley
           Companies, Presley Homes, William Lyon Homes, Inc., William
           Lyon and William H. Lyon
 23.1**    Consent of Irell & Manella LLP (included in Exhibit 5.1 and
           8.1)
 23.2**    Consent of Morris, Nichols, Arsht & Tunnell (included in
           Exhibit 99.3)
 23.3**    Consent of Warburg Dillon Read, LLC
 23.4**    Consent of Houlihan Lokey Howard & Zukin Financial Advisors,
           Inc.
 23.5**    Consent of Ernst & Young LLP
 23.6**    Consent of CB Richard Ellis, Inc.
 24.1**    Power of Attorney appointing Wade H. Cable and David M.
           Siegel to sign and file amendments hereto (included on
           Signature Page)
 99.1**    Opinion of Warburg Dillon Read, LLC, financial advisor to
           The Presley Companies in connection with the Merger
           (included as Appendix D to the Proxy Statement/ Prospectus)
 99.2**    Opinion of Houlihan Lokey Howard & Zukin Financial Advisors,
           Inc., financial advisor to The Presley Companies in
           connection with the Acquisition (included as Appendix E to the Proxy Statement/Prospectus)
 99.3**    Opinion of Morris, Nichols, Arsht & Tunnell, special
           Delaware counsel to The Presley Companies in connection with the Merger
 99.4**    Form of proxy to be distributed to the stockholders of The
           Presley Companies


---------------

** Previously filed.


ITEM 22.  UNDERTAKINGS

     The undersigned registrant hereby undertakes that:

     (1) Prior to any public reoffering of the securities registered hereunder through use of a prospectus which is a part of this registration statement, by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c), the issuer undertakes that such reoffering prospectus will contain the information called for by the applicable registration form with respect to reofferings by persons who may be deemed underwriters, in addition to the information called for by the other Items of the applicable form; and

     (2) Every prospectus (i) that is filed pursuant to paragraph (1) immediately preceding, or (ii) that purports to meet the requirements of Section 10(a)(3) of the Securities Act and is used in connection with an offering of securities subject to Rule 415, will be filed as a part of an amendment to the registration statement and will not be used until such amendment is effective, and that, for purposes of determining any liability under the Securities Act of 1933 each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     The undersigned registrant hereby undertakes:

     (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement;

          (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

          (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof), which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high and of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement.

          (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

     (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

                                   SIGNATURES


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THE REGISTRANT, PRESLEY MERGER SUB, INC., A DELAWARE CORPORATION, HAS DULY CAUSED THIS AMENDMENT NO. 1 TO THE REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF NEWPORT BEACH, STATE OF CALIFORNIA, ON OCTOBER 7, 1999.


                                          PRESLEY MERGER SUB, INC.
                                          a Delaware corporation


                                          By /s/ WILLIAM LYON*


                                            ------------------------------------
                                             William Lyon
                                             Chairman of the Board


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THIS AMENDMENT TO THE REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED ON OCTOBER 7, 1999.



                     SIGNATURE                                         TITLE
                     ---------                                         -----

                 /s/ WILLIAM LYON*                     Director, Chairman of the Board
---------------------------------------------------
                   William Lyon

                /s/ WADE H. CABLE*                     Director, President, Chief Executive
---------------------------------------------------    Officer (principal executive officer)
                   Wade H. Cable

                /s/ DAVID M. SIEGEL                    Senior Vice President, Chief
---------------------------------------------------    Financial Officer and Treasurer
                  David M. Siegel                      (principal accounting officer)

               /s/ JAMES E. DALTON*                    Director
---------------------------------------------------
                  James E. Dalton

               /s/ STEVEN S. SAMPLE*                   Director
---------------------------------------------------
                 Steven S. Sample

             /s/ MARSHALL E. STEARNS*                  Director
---------------------------------------------------
                Marshall E. Stearns

                 /s/ RAY A. WATT*                      Director
---------------------------------------------------
                    Ray A. Watt

               /s/ GREGORY P. FLYNN*                   Director
---------------------------------------------------
                 Gregory P. Flynn

               /s/ KAREN S. SANDLER*                   Director
---------------------------------------------------
                 Karen S. Sandler



*By:      /s/ DAVID M. SIEGEL

----------------------------------------

            David M. Siegel


           (Attorney-in-fact)

                               INDEX TO EXHIBITS


                                                                           SEQUENTIALLY
EXHIBIT                                                                      NUMBERED
NUMBER                             DESCRIPTION                                 PAGE
-------                            -----------                             ------------
  2.1**    Certificate of Ownership and Merger (included as Appendix A to the Proxy Statement/Prospectus)..........................
  3.1**    Certificate of Incorporation of the Registrant to be in
           effect immediately prior to the Merger (included as Appendix
           B to the Proxy Statement/Prospectus)........................
  3.2**    Bylaws of the Registrant to be in effect immediately prior to the Merger (included as Appendix C to the Proxy
           Statement/Prospectus).......................................
  4.1**    Specimen of Presley Merger Sub, Inc. Common Stock
           Certificate.................................................
  5.1**    Opinion of Irell & Manella LLP, counsel to the Registrant in connection with the Merger..................................
   8.1     Opinion of Irell & Manella LLP, tax counsel to the
           Registrant in connection with the Merger....................
 10.1**    Form of Indemnity Agreement.................................
 10.2**    Form of Purchase Agreement and Escrow Instructions among The
           Presley Companies, Presley Homes, William Lyon Homes, Inc.,
           William Lyon and William H. Lyon............................
 23.1**    Consent of Irell & Manella LLP (included in Exhibit 5.1 and
           8.1)........................................................
 23.2**    Consent of Morris, Nichols, Arsht & Tunnell (included in
           Exhibit 99.3)...............................................
 23.3**    Consent of Warburg Dillon Read, LLC.........................
 23.4**    Consent of Houlihan Lokey Howard & Zukin Financial Advisors,
           Inc. .......................................................
 23.5**    Consent of Ernst & Young LLP................................
 23.6**    Consent of CB Richard Ellis, Inc. ..........................
 24.1**    Power of Attorney appointing Wade H. Cable and David M.
           Siegel to sign and file amendments hereto (included on
           Signature Page).............................................
 99.1**    Opinion of Warburg Dillon Read, LLC, financial advisor to
           The Presley Companies in connection with the Merger
           (included as Appendix D to the Proxy
           Statement/Prospectus).......................................
 99.2**    Opinion of Houlihan Lokey Howard & Zukin Financial Advisors,
           Inc., financial advisor to The Presley Companies in
           connection with the Acquisition (included as Appendix E to the Proxy Statement/ Prospectus)............................
 99.3**    Opinion of Morris, Nichols, Arsht & Tunnell, special
           Delaware counsel to The Presley Companies in connection with the Merger..................................................
 99.4**    Form of proxy to be distributed to the stockholders of The
           Presley Companies...........................................


---------------

** Previously filed.